                                                                      EXHIBIT 21
                        SUBSIDIARIES OF TIME WARNER INC.

  Set forth below are the names of certain subsidiaries, at least 50% owned, directly or indirectly, of Time Warner and TWE as of December 31, 1993. Certain subsidiaries which when considered in the aggregate would not constitute a significant subsidiary, are omitted from the list below. Indented subsidiaries are direct subsidiaries of the company under which they are indented.

                                                 PERCENTAGE  STATE OR OTHER
                                                  OWNED BY  JURISDICTION OF
                                                 IMMEDIATE  INCORPORATION OR
                      NAME                         PARENT     ORGANIZATION
                      ----                       ---------- ----------------
TIME WARNER INC. (Registrant):                               Delaware
  Asiaweek Limited..............................     80      Hong Kong
  Sunset Publishing Corporation.................    100      Delaware
  Time International Inc. ......................    100      Delaware
  Time Inc.(1)..................................    100      Delaware
    American Family Publishers (partnership)....     50      New York
    Book-of-the-Month Club, Inc. ...............    100      New York
    Entertainment Weekly, Inc. .................    100      Delaware
    Little, Brown and Company (Inc.)............    100      Massachusetts
    TDS Ventures, Inc. .........................    100      Delaware
    Time Distribution Services, L.P. (partner-
     ship)......................................     63      New York
    Time Customer Service, Inc. ................    100      Delaware
    Time Publishing Ventures, Inc. .............    100      Delaware
      Southern Progress Corporation (2).........    100      Delaware
    Time Inc. Ventures..........................    100      Delaware
      Health Publications, Inc. ................    100      Delaware
        *Hippocrates Partners (partnership).....     50      California
    TWC Ventures Inc. ..........................    100      Delaware
    Time Life Inc. .............................    100      Delaware
      Time-Life Customer Service, Inc. .........    100      Delaware
    Warner Books, Inc. .........................    100      New York
    Warner Publisher Services Inc. .............    100      New York
  Time TBS Holdings, Inc. ......................    100      Delaware
  TW Service Holding I, L.P. (partnership)......    (3)      Delaware
  TW Service Holding II, L.P. (partnership).....    (3)      Delaware
    TW Programming Co. (partnership)............    (4)      New York
    TW Transmission Co. (partnership)...........    (4)      New York
    TW Cable Service Co. (partnership)..........    (4)      New York
    E/Court Holding Co. (partnership)...........    (4)      New York
    TW/BET Holding Co. (partnership)............    (4)      New York
    TW/Three D Holding Co. (partnership)........    (4)      New York
    TWQ II Co. (partnership)....................    (4)      New York
    TWQ I Co., L.P. (partnership)...............    (5)      Delaware
  WCI Record Club Inc. .........................    100(6)   Delaware
    The Columbia House Company (partnership)....     50      New York
  Warner Communications Inc. ...................    100      Delaware
    Atari Games Corporation.....................     79      California
    DC Comics (partnership).....................     50(7)   New York
    Warner Bros. Publications Inc. .............    100      New York
    Warner Bros. Music International Inc. ......    100      Delaware
    Warner-Tamerlane Publishing Corp. ..........    100      California

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
                                                 PERCENTAGE   STATE OR OTHER
                                                  OWNED BY   JURISDICTION OF
                                                 IMMEDIATE   INCORPORATION OR
                      NAME                         PARENT      ORGANIZATION
                      ----                       ----------  ----------------
    WB Music Corp. .............................    100        California
    W Cinemas Holding Inc. .....................    100        Delaware
      W. Cinemas Inc. ..........................    100        Delaware
      Alpha Theatres Inc. ......................    100        Delaware
    NPP Music Corp. ............................    100        Delaware
    Warner/Chappell Music, Inc. ................    100        Delaware
      New Chappell Inc. (8).....................    100        Delaware
      Super Hype Publishing, Inc. ..............    100        New York
      Cotillion Music, Inc. ....................    100        Delaware
      Walden Music, Inc. .......................    100        New York
      Summy-Birchard, Inc. .....................    100        Wyoming
    Lorimar Motion Picture Management, Inc. ....    100        California
    E.C. Publications, Inc. ....................    100        New York
    WCI/Am Law Inc. ............................    100        Delaware
      American Lawyer Media, L.P. ..............     83.25     Delaware
    Warner Music Group Inc. ....................    100        Delaware
    Warner Bros. Records Inc. ..................    100        Delaware
      Atlantic Recording Corporation............    100        Delaware
      Warner-Elektra-Atlantic Corporation.......    100        New York
    WEA International Inc. (9)..................    100        Delaware
     Warner Music Canada Ltd. ..................    100        Canada
      The Columbia House Company (Canada)
       (partnership)............................     50        Canada
    Warner Special Products Inc. ...............    100        Delaware
      Warner Custom Music Corp. ................    100        California
    WEA Manufacturing Inc. .....................    100        Delaware
      Allied Record Company.....................    100        California
    Time Warner Limited.........................    100        U.K.
      Warner Music International Services Ltd. .    100        U.K.
        Time Warner UK Limited..................    100        U.K.
        Warner Chappell Music Group (UK) Ltd. ..    100        U.K.
          Warner Chappell Music Limited.........    100        U.K.
           Magnet Music Ltd. ...................    100        U.K.
        Warner Music (U.K.) Limited.............    100        U.K.
    Ivy Hill Corporation........................    100        Delaware
    Warner Cable Communications Inc. (10).......    100        Delaware
    TWI Ventures Ltd. ..........................    100        Delaware
  American Television and Communications Corpo-
   ration.......................................    100(11)    Delaware
    Capital Cablevision Systems, Inc. ..........    100        New York
    Memphis CATV, Inc. .........................    100        Tennessee
    People's Cable Corporation..................    100        New York
    American Communications Corporation.........    100        Indiana
    American Cablevision of Monroeville, Inc. ..    100        Pennsylvania
    American Digital Communications, Inc. ......    100        Delaware
    ATC Cablevision of San Merino, Inc. ........    100        California
    ATC Cablevision of South Pasadena, Inc. ....    100        California
    American Cablevision of Kansas City, Inc. ..    100        Missouri
        Kansas City Cable Partners (partner-
         ship)..................................     50(12)    Colorado

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
                                               PERCENTAGE     STATE OR OTHER
                                                OWNED BY     JURISDICTION OF
                                               IMMEDIATE     INCORPORATION OR
                    NAME                         PARENT        ORGANIZATION
                    ----                       ----------   ------------------
    ATC Holdings II, Inc. ...................      100      Delaware
      ARP 113, Inc. .........................      100      Delaware
      Paragon Communications (partnership)...       50(13)  Colorado
    ATC/PPV, Inc. ...........................      100      Delaware
    Carolina Network Corporation.............      100      Delaware
    Philadelphia Community Antenna Television
     Company.................................      100      Pennsylvania
      Lower Bucks Cablevision, Inc. .........      100      Pennsylvania
      Tri-County Cable Television Company....      100      New Jersey
    Public Cable Company.....................      100      Maine
      Public Cable Company (partnership).....       77      Maine
    Shows, Inc. .............................      100      Pennsylvania
  Time Warner Operations Inc. ...............      100(14)  Delaware
      HBO Film Management, Inc. .............      100      Delaware
      Kremlin Productions, Inc. .............      100      Delaware
      Simba Productions, Inc. ...............      100      Delaware
      WAC Productions, Inc. .................      100      Delaware
      Running Mates, Inc. ...................      100      Delaware

SUBSIDIARIES OF TIME WARNER ENTERTAINMENT COMPANY, L.P.

                                               PERCENTAGE     STATE OR OTHER
                                                OWNED BY     JURISDICTION OF
                                               IMMEDIATE     INCORPORATION OR
                    NAME                         PARENT        ORGANIZATION
                    ----                       ----------   ------------------
Century Venture Corporation..................       50      Texas
  Century Colorado Corp. ....................      100      Delaware
    Colorado Springs Cablevision, Inc. ......      100      Delaware
      Colorado Springs Citizens Cable, Inc. .      100      Delaware
CV of Viera Joint Venture (partnership)......       50      Florida
Erie Telecommunications, Inc. ...............    54.19      Pennsylvania
Inverness/ATC Joint Venture (partnership)....       50      Colorado
Time Warner Cable New Zealand Holdings Ltd. .      100(15)  New Zealand
Queens Inner Unity Cable System..............       50      New York
Comedy Partners, L.P. (partnership)..........       50      New York
HBO Ole (partnership)........................       50      New York
  HBO Ole Distribution 1 A.V.V. .............      100      Aruba
  HBO Ole International/Sales Company Ltd. ..      100      British Virgin Is.
    HBO Ole Services S.A. ...................      100      Venezuela
HBO Ole Producciones S.A. ...................       50      Venezuela
HBO Direct, Inc. ............................      100      Delaware
  HBO Turkey Holdings I Inc. ................      100      Delaware
  HBO Turkey Holdings II Inc. ...............      100      Delaware
  Warner Cable of New Jersey Inc. ...........      100      Delaware
  Warner Cable of Vermont Inc. ..............      100      Delaware
  TW Buffer Inc. ............................      100      Delaware
    Warner Bros. (F.E.) Inc. ................      100      Delaware
    Warner Bros. (Japan) Inc. ...............      100      Delaware
    Warner Bros. (South) Inc. ...............      100      Delaware
    Warner Bros. (Transatlantic) Inc. .......      100      Delaware
      Bethel Productions Inc. ...............      100      Delaware

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
                                                 PERCENTAGE  STATE OR OTHER
                                                  OWNED BY  JURISDICTION OF
                                                 IMMEDIATE  INCORPORATION OR
                      NAME                         PARENT     ORGANIZATION
                      ----                       ---------- ----------------
    Warner Films Consolidated Inc. .............    100      Delaware
      Exeter Distributing Inc. .................    100      Delaware
      Riverside Avenue Distributing Inc. .......    100      Delaware
HBO Asia Holdings, L.P. (partnership)...........     99
  HBO Pacific Partners, C.V. ...................     83.33   Neth. Antiles
    Home Box Office (Singapore) Pty. Ltd. ......    100      Singapore
Turner/HBO Ltd. Purpose Joint Venture (partner-
 ship)..........................................     50      New York
Acapulco 37 S.A. de C.V. .......................    100      Mexico
Warner Bros. Beteiligungs Gesellschaft mbH......    100      Austria
Time Warner Entertainment Limited...............    100      U.K.
  The Bountiful Company Limited.................     50      U.K.
  Time Warner Entertainment (UK) Limited........    100      U.K.
    Warner Bros. Consumer Products (UK) Ltd. ...    100      U.K.
    TWE Finance Limited.........................    100      U.K.
    Warner Bros. Theatres Ltd. .................    100      U.K.
    Warner Bros. Distributors Ltd. .............    100      U.K.
      Lorimar Telepictures International Ltd. ..    100      U.K.
        Warner Bros. International Television
         Distribution Italia S.p.A. ............    100      Italy
        Terremodo Ltd. .........................    100      U.K.
        Victory Film Production, Ltd. ..........    100      U.K.
    Warner Bros. Theatres (U.K.) Limited........    100      U.K.
      Warner Bros. Investments (Pilsworth)
       Ltd. ....................................    100      U.K.
      Warner Bros. Theatres Advertising Agency
       Limited..................................    100      U.K.
    Warner Bros. Productions Limited............    100      U.K.
    Warner Home Video (U.K.) Limited............    100      U.K.
Metro Color Laboratories (U.K.) Ltd. ...........    100      U.K.
  Kay Holdings Ltd. ............................    100      U.K.
    Metrocolor (London) Limited.................    100      U.K.
Geffen Pictures (partnership)...................     50      New York
Lorimar Distribution International (Canada)
 Corp. .........................................    100      Canada
Lorimar Canada Inc. ............................    100      Canada
Productions et Editions Cinematographiques
 Francaises SARL (PECF).........................    100      France
  Warner Home Video France S.A. ................    100      France
Time Warner Entertainment Australia Pty. Ltd. ..    100      Australia
  Lorimar Telepictures Pty. Limited.............    100      Australia
  Warner Bros. (Australia) Pty. Ltd. ...........    100      Australia
  Warner Holdings Australia Pty. Limited........    100      Australia
    Warner Bros. Properties (Australia) Pty.
     Ltd. ......................................    100      Australia
    Warner Bros. Theatres (Australia) Pty. Lim-
     ited.......................................    100      Australia
    Warner World Australia Pty. Limited.........    100      Australia
      Movie World Enterprises Partnership (part-
       nership).................................     50      Australia
  Warner Home Video Pty. Limited................    100      Australia
    Warner Bros. Video Pty. Ltd. ...............    100      Australia
  Warner Sea World Aviation Pty. Ltd. ..........    100      Australia
    Sea World Aviation Partnership (partner-
     ship)......................................     50      Australia
  Warner Sea World Investments Pty. Limited.....    100      Australia
    Sari Lodge Pty. Limited.....................     50      Australia
      Sea World Management Pty. Ltd. ...........    100      Australia

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
                                                 PERCENTAGE  STATE OR OTHER
                                                  OWNED BY  JURISDICTION OF
                                                 IMMEDIATE  INCORPORATION OR
                      NAME                         PARENT     ORGANIZATION
                      ----                       ---------- ----------------
  Warner Sea World Operations Pty. Ltd. ........    100       Australia
    Sea World Enterprises Partnership (partner-
     ship)......................................     50       Australia
  Warner Sea World Units Pty. Ltd. .............    100       Australia
Time Warner Entertainment GmbH..................    100       Germany
  Warner Bros. Deutchland Pay TV GmbH...........    100       Germany
  Warner Home Video GmbH........................    100       Germany
    Warner Home Video Spol SRO..................    100       Czech
                                                              Republic
  Warner Bros. Film GmbH........................    100       Germany
    Warner Bros. Film GmbH Kinobertriebe........    100       Germany
    Warner Bros. Film GmbH Multiplex Cinemas
     Mulheim ...................................    100       Germany
Time Warner Merchandising Canada Inc. ..........    100       Canada
Warner Bros. Canada Inc. .......................    100       Canada
Warner Bros. Distributing (Canada) Limited......    100       Canada
Warner Home Video (Canada) Ltd. ................    100       Canada
Warner Bros. (Africa) (Pty) Ltd. ...............    100       So. Africa
Warner Bros. Belgium SA/NV......................    100       Belgium
Warner Bros. (D) A/S............................    100       Denmark
  Warner & Metronome Films A/S..................     50       Denmark
  Warner Bros. Theatres Denmark A/S.............    100       Denmark
    Scala Biografome I/S (partnership)..........     50       Denmark
    Dagmar Teatret I/S (partnership)............     50       Denmark
Warner Bros. Film Ve Video Sanayi Ve Ticaret
 A.S. ..........................................    100       Turkey
Warner Bros. Finland OY.........................    100       Finland
Warner Bros. (Holland) B.V. ....................    100       Netherlands
  Warner Home Video (Nederland) B.V. ...........    100       Netherlands
  Warner Bros. Theatres (Holland) B.V. .........    100       Netherlands
Warner Bros. Holdings Sweden AB.................    100       Sweden
  Warner Bros. (Sweden) AB......................    100       Sweden
  Warner Home Video (Sweden) AB.................    100       Sweden
Warner Bros. Italia S.p.A. .....................    100       Italy
  Cinema Data Service S.r.L. ...................    100       Italy
  Warner Entertainment Italia S.r.L. ...........    100       Italy
Warner Bros. (Korea) Inc. ......................    100       Korea
Warner Bros. (Mexico) S.A. .....................    100       Mexico
Warner Bros. (N.Z.) Limited.....................    100       New Zealand
  Warner Home Video (N.Z.) Limited..............    100       New Zealand
Warner Bros. Norway A/S.........................    100       Norway
Warner Bros. Singapore Pte. Ltd. ...............    100       Singapore
Warner Home Video (Ireland) Ltd. ...............    100       Ireland
Warner Home Video Portugal Lda. ................    100       Portugal
Warner-Lusomundo Sociedade Iberica de Cinemas
 Lda. ..........................................     50       Portugal
Warner Home Video Espanola S.A. ................    100       Spain
  Warner Bros. Licensing Espanola S.A. .........    100       Spain
Warner Mycal Corporation........................     50       Japan
Kabelkom Management Co. (partnership) (16)......     50       Delaware
Kabelkom Holding Co. (partnership)(16)..........     50       Delaware
Quincy Jones Entertainment Company L.P. (part-
 nership).......................................     50       Delaware

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
Six Flags Entertainment Cor-
 poration...................  100    Delaware
  SF Holdings Inc. .........  100    Delaware
    Six Flags Theme Parks
     Inc. ..................  100    Delaware
DC Comics (partnership).....   50(7) New York

- --------
 (1) The names of five subsidiaries of Time Inc. carrying on the magazine publishing business are omitted.
 (2) The names of nine subsidiaries of Southern Progress Corporation carrying on the magazine or book publishing businesses are omitted.
 (3) The General Partners of TWE own 77.78%, Toshiba America Entertainment, Inc. owns 11.11% and Itochu Entertainment Inc. owns 11.11%
 (4) TW Service Holding I, L.P. owns 99% and TW Service Holding II, L.P. owns
     1%.
 (5) American Television and Communications Corporation, Warner Cable Communications Inc. and Warner Communications Inc. are the General Partners and TW Service Holding I, L.P. and TW Service Holding II, L.P. are the Limited Partners.
 (6) Time Warner Inc. owns 80% and Warner Communications Inc. owns 20%.
 (7) Warner Communications Inc. owns 50% and Time Warner Entertainment Company, L.P. owns 50%.
 (8) The names of 16 subsidiaries of New Chappell Inc. carrying on substantially the same music publishing operations in foreign countries are omitted.
 (9) The names of 34 subsidiaries of WEA International Inc. carrying on substantially the same record, tape and video cassette distribution operations in foreign countries are omitted.
(10) The names of seven other subsidiaries of Warner Cable Communications Inc. carrying on the cable television business are omitted.
(11) Time Warner Inc. owns 86.34%, Warner Communications Inc. owns 7.8% and Time TBS Holdings, Inc. owns 5.86%.
(12) American Cablevision of Kansas City, Inc. owns 49% of Kansas City Cable Partners and Time Warner Entertainment Company, L.P. owns 1%.
(13) American Television and Communications Corporation owns 50% of Paragon Communications through two indirectly owned subsidiaries--31.09% through ATC Holdings II, Inc. and 18.91% through ARP 113, Inc.
(14) Time Warner Inc. owns 87.21% and Warner Communications Inc. owns 12.79%.
(15) Time Warner Entertainment Company, L.P. owns 99% and Time Warner Inc. owns 1%.
(16) The names of 13 subsidiaries of Kabelkom Management Co. and Kabelkom Holding Co. carrying on substantially the same cable television operations in Hungary are omitted.


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